UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2011

ITECH MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52117	20-5153331
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

17011 Beach Boulevard, Suite 900 Huntington Beach, California 92647	92647 (Zip Code)
(Address of Principal Executive Offices)

(714) 841-2670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 12, 2011, iTech Medical, Inc. (the “Company”) issued a press release announcing its intent to voluntarily deregister its common stock under the Securities Exchange Act of 1934, as amended. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.	Description

99.1	Press Release, dated August 12, 2011

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iTech Medical, Inc.
a Delaware Corporation

Dated: August 12, 2011	/s/ Warren G. Baker
Warren G. Baker, Chief Executive Officer